SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest
event reported)


2/27/2007
_____________


CALA CORPORATION
_________________
(Exact name of registrant as specified
in its charter)


OKLAHOMA            01-15109        73-1251800
(State or other
jurisdiction      (Commission       (IRS Employer
of incorporation) File Number)  Identification No.)

13 MAIN STREET
TITUSVILLE, FLORIDA 32796
321-383-8077
__________________
(Address of principal executive offices) (Zip Code)
Registrants telephone number, including area code

















Cala Corporation trading under the symbol of CCAA announced with sadness that our current independent auditor George
Brenner had a serious stroke where he can not perform the company auditing of financials according to Gaap and the Sarbanes Oxley Act. At the same time, the company is also pleased to inform its shareholders that Arthur De Joya with De Joya, Griffith and Company, LLC will be the new independent auditor.

Mr. De Joya will complete the ongoing 10KSB auditing for Cala Corporation. His office address is Mr. Arthur De Joya,
2580 Anthem Village Drive, Henderson, Nevada 89052.

We wish that all things turn out for the best for George
Brenner and his family.


Cala Corporation

February 27,2007                ---/s/Joseph Cala-------
                                  By: Joseph Cala
                                  Chairman and Chief
                                  Executive Officer





























Exhibit 16.1
George Brenner, CPA
A Professional Corporation
10680 W. PICO BOULEVARD, SUITE 260
LOS ANGELES, CALIFORNIA 90064
310/202/6445  Fax 310/202/6494

February 27, 2007

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Re: Cala Corporation, an Oklahoma Corporation (the Company)

Ladies and Gentlemen,
I have read the statements made by Cala Corporation
(copy attached), which I understand will be filed with the Securities and Exchange Commission, pursuant to
Item 4.01 of Form 8K, as part h of the Form 8K report of the Company dated February 27, 2007. I agree with the statements concerning my firm in such Form 8K.


Very truly yours,




/s/ George Brenner
--------------------------
George Brenner, C.P.A.